Exhibit 10.2

借款协议

Loan Agreement

借款协议

Loan Agreement

出借人：辽宁鑫健林国医堂健康管理有限公司（下简称甲方)

Lender: Liaoning Xinjianlin Guoyitang Health Management Co., Ltd. (hereinafter referred to as Party A)

法人代表：杨恒飞

Legal Representative: Yang Hengfei

统一社会信用代码：91210102MA0P5WA24X

Unified Social Credit Code: 91210102MA0P5WA24X

借款人：上海起阁动力科技有限公司（下简称乙方)

Borrower: Shanghai Qige Power Technology Co., Ltd. (hereinafter referred to as Party B)

法人代表：杨恒飞

Legal Representative: Yang Hengfei

统一社会信用代码：91310115MA1H836T1H

Unified Social Credit Code: 91310115MA1H836T1H

甲乙双方本着公平自愿、诚实守信的原则，经双方协商一致，就借款事项达成如下协议：

On the principle of fairness, willingness and good faith, Party A and Party B reach the following agreement upon consensus through consultation on the matters concerning the loan:

一、借款金额

I. Loan amount

甲方出借给乙方人民币3,000,000.00元（大写:人民币叁佰万元整），作为乙方经营使用。

Party A shall lend to Party B RMB 3,000,000.00 (in words: RMB three million Yuan only)for Party B’s operation.

乙方收款账号信息如下：

Party B’s receiving account information is as follows:

银行户名：上海起阁动力科技有限公司

Account Name: Shanghai Qige Power Technology Co., Ltd.

开户银行：中国银行股份有限公司上海市秀沿路支行

Opening Bank: Bank of China Ltd Shanghai Xiuyan Road Sub-branch

银行账号：436472077315

Account No.: 436472077315

二、借款用途

II. Loan purpose

本借款限于流动资金借款，用于公司经营活动，未经乙方同意，甲方不得挪作他用。

The loan is a working capital loan for the business activities of the Company. Without Party B’s consent, Party A shall not use the loan for other purposes.

借款协议

Loan Agreement

三、借款偿还及还款方式

III. Repayment of loan

1、乙方可根据白身经营情况或根据甲方要求随时还款。如甲方临时需要收回借款，应提前三十天向乙方提出还款申请。

1. Party B may make repayment at any time according to its business situations or Party A’s requirements. Should Party A recover the loan temporarily, it shall apply for repayment to Party B 30 days in advance.

2、还款方式：乙方可以选择分期或一次性偿还借款。

2. Repayment mode: Party B may choose to repay the loan in installments or in a lump sum.

3、借款性质：甲方不收取任何利息，乙方无息使用。

3.Loan nature: Party A shall not charge any interest and Party B shall use the loan without interest.

四、甲方的权利与义务

IV. Party A’s rights and obligations

1、甲方于本协议签订后7个工作日内将约定的资金付至乙方的指定账户。

1. Party A shall pay the agreed loan to the account designated by Party B within 7 working days upon the signature of this Agreement.

2、甲方有权监督乙方借款用途。

2. Party A shall have the right to supervise the use of the loan by Party B.

五、乙方的权利与义务

V. Party B’s rights and obligations

1、按照本合同的约定使用借款，乙方不得将借款挪作他用或用于非法用途。

1. Party B shall use the loan according to the provisions hereof but shall not use the loan for any other or illegal purposes.

2、在本合同项下的借款全部清偿前，未经甲方书面同意，不得以任何理由为他人提供担保借款。

2. Prior to full repayment of the loan hereunder, without Party A’s written consent, Party B shall not provide guarantee loan for others for any reason.

3、乙方应按甲方要求偿还借款。

3. Party B shall repay the loan according to Party A’s requirements

六、违约责任

VI. Liability for breach of contract

1、乙方不按合同规定的用途使用借款，甲方有权收回部分或金部贷款。

1. If Party B fails to use the loan for the purpose specified herein, Party A shall have the right to take back part or all of the loan.

2、如乙方未按甲方要求归还借款的，应向甲方承担违约责任。

2. If Party B fails to repay the loan according to Party A’s requirements, Party B shall bear liability for breach of contract for Party A.

借款协议

Loan Agreement

七、争议的解决方式

VII. Dispute settlement

凡因本协议发生的及与本协议有关的任何争议，甲乙双方应协商解决协商不成的，本协议争议甲方所在地人民法院管辖。

Any and all disputes arising from or in connection with the execution of this Agreement shall be settled by Party A and Party B through consultation. Where consultation fails, disputes hereunder shall be settled under the jurisdiction of the people’s court at the location where Party A is located.

八、合同生效

VIII. Contract effectiveness

本合同经甲、乙双方签字(盖章)后生效。本合同共贰份，双方各执壹份。本合同若有其他未及事宜，双方进一步签定补充条款。

This Contract shall come into force after being signed (sealed) by both parties. The Contract is made out in two originals for Party A and Party B each holding one. In case of any matters not provided herein, both parties shall further sign supplementary provisions.

借款协议

Loan Agreement

（本页为签字页）

(This page is a signature page)

甲方（盖章） Party A (Seal) 授权代表（签字） Authorized Representative (Signature) 日期：2019年7月15日 Date: July 15, 2019	乙方（盖章） Party B (Seal) 授权代表（签字） Authorized Representative (Signature) 日期：2019年7月15日 Date: July 15, 2019